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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                                 February 26, 2002

    Commission      Exact name of registrants as specified     I.R.S. Employer
    File Number    in their charters, state of incorporation,  Identification
                    address of principal executive offices,       Number
                           and telephone number

     1-15929               Progress Energy, Inc.                56-2155481
                       410 South Wilmington Street
                    Raleigh, North Carolina 27601-1748
                       Telephone:   (919) 546-6111
                  State of Incorporation: North Carolina

     The address of the registrant has not changed since the last report.
===============================================================================

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The registrant files this Form 8-K Current Report for the purpose of filing the exhibits listed below. Exhibit 99 is expected to be filed in identical form with the registrant's Form 10-K Annual Report for the year ended December 31, 2001.

     (c)  Exhibits.

     23.1  Consent of Deloitte & Touche LLP

     23.2  Consent of KPMG LLP

     99    Progress Energy, Inc. financial statements:

           Independent Auditors' Report - Deloitte & Touche LLP
           Independent Auditor' Report - KPMG LLP
           Consolidated Statements of Income for the Years Ended
             December 31, 2001, 2000, and 1999
           Consolidated Balance Sheets as of December 31, 2001 and 2000 Consolidated Statements of Cash Flows for the Years Ended
             December 31, 2001, 2000, and 1999
           Consolidated Statements of Changes in Common Stock Equity for the
             Years Ended December 31, 2001,
                   2000 and 1999
           Consolidated Quarterly Financial Data (Unaudited)
           Notes to Consolidated Financial Statements


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PROGRESS ENERGY, INC.
                                               Registrant

                                         By:   /s/ Robert H. Bazemore, Jr.
                                            --------------------------------
                                                   Robert H. Bazemore, Jr.
                                                   Vice President and Controller
                                                   Chief Accounting Officer

Date:    February 26, 2002



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                               INDEX TO EXHIBITS

Exhibit Number    Description of Exhibit
--------------    ----------------------

     23.1     Consent of Deloitte & Touche LLP

     23.2     Consent of KPMG LLP

       99     Progress Energy, Inc. financial statements:

              Independent Auditors' Report - Deloitte & Touche LLP
              Independent Auditors' Report - KPMG LLP
              Consolidated Statements of Income for the Years Ended
                December 31, 2001, 2000, and 1999
              Consolidated Balance Sheets as of December 31, 2001 and 2000 Consolidated Statements of Cash Flows for the Years Ended
                December 31, 2001, 2000, and 1999
              Consolidated Statements of Changes in Common Stock Equity for the
                Years Ended December 31, 2001,
                      2000 and 1999
              Consolidated Quarterly Financial Data (Unaudited)
              Notes to Consolidated Financial Statements